Supplement to the
Fidelity® Select Portfolios®
April 29, 2008
Prospectus

Effective on January 16, 2009, Utilities Growth Portfolio will be renamed Utilities Portfolio.

The following information replaces the biographical information for Transportation found in the "Fund Management" section on page 66.

Anton An is manager of Transportation, which he has managed since October 2008. Since joining Fidelity Investments in 2005, Mr. An has worked as an equity research analyst for FMR, and as both a venture capital intern for FIL Limited and as an equity research intern for FMR. He previously worked at the Oracle Corporation as a senior application engineer from 2002 to 2004.

The following information replaces the biographical information for Financial Services found in the "Fund Management" section on page 67.

Richard Manuel is co-manager of Financial Services, which he has managed since February 2007. Prior to joining Fidelity Investments in 2006, Mr. Manuel was a research analyst for Riversource Investments, formerly a division of American Express. From 1995 to 2002, he worked for Putnam Investments as a research analyst.

Benjamin Hesse is co-manager of Financial Services, which he has managed since October 2008. Mr. Hesse joined Fidelity Investments as a research analyst in August 2005, after receiving an MBA from Columbia Business School in 2005. Previously, Mr. Hesse was a research analyst intern at Credit Suisse Asset Management in New York.

The following information replaces the biographical information for Banking Portfolio found in the "Fund Management" section on page 67.

Vincent Montemaggiore is manager of Banking, which he has managed since June 2008. Mr. Montemaggiore joined Fidelity Investments in 2005 as an equity research analyst. Prior to joining Fidelity, Mr. Montemaggiore worked as an investment banking senior analyst for De Guardiola Advisors, Inc. in New York from 2002 until 2003. From 2000 until 2002, he was as an investment banking analyst working with the Financial Services Industry for Putnam Lovell Securities, Inc. in New York.

The following information replaces the biographical information for Health Care found in the "Fund Management" section on page 67.

Matthew Sabel is co-manager of Health Care, which he has managed since August 2006. Mr. Sabel joined Fidelity Investments as a research analyst in 2000. Previously, he was a consultant for Putnam Associates, a health care consulting firm.

Edward Yoon is co-manager of Health Care, which he has managed since October 2008. Mr. Yoon joined Fidelity Investments in July 2006 as a research analyst. Prior to joining Fidelity, he worked for JP Morgan Asset Management as an analyst and co-fund manager from 2002 until 2006.

SEL-08-05 November 9, 2008
1.482105.215